UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

CRDENTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-31152	76-0585701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14114 Dallas Parkway, Suite 600
Dallas, Texas 75254

(Address of Principal Executive Offices) (Zip Code)

(972) 850-0780

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

MedCap Loan

Crdentia Corp. (the “Company”) obtained a $500,000 loan on November 15, 2005 and a $1,500,000 loan on November 18, 2005 (collectively the “Loan”) from MedCap Partners L.P. (“MedCap”) to fund working capital needs.  C. Fred Toney, a member of the Company’s Board of Directors, is the managing member of MedCap Management & Research LLC, the general partner of MedCap Partners L.P.  No equity securities, and no securities exercisable, convertible or exchangeable for equity securities, were issued in connection with the Loan.  The Loan is payable upon demand and bears interest at the rate of five percent (5%) per annum.  The Loan is evidenced by the Secured Promissory Notes filed as Exhibits 10.1 and 10.2 to this report on Form 8-K.

In connection with the Loan, MedCap, the Company, and the Company’s subsidiaries, Baker Anderson Christie, Inc. (“Baker”), New Age Staffing, Inc. (“New Age”), Nurses Network, Inc. (“Nurses”), PSR Nurses, Ltd. (“PSR, Ltd.”), PSR Nurse Recruiting, Inc. (“PSR Recruiting”), PSR Nurses Holdings Corp. (“PSR Holdings”), CRDE Corp. (“CRDE”), Arizona Home Health Care/Private Duty, Inc. (“AHHC”), Care Pros Staffing, Inc. (“Care”), HIP Holding, Inc. (“HIP”), Health Industry Professionals, L.L.C. (“HIP LLC”), Travmed USA, Inc. (“Travmed”), Prime Staff, LP (“Prime”), Mint Medical Staffing Odessa, LP (“Mint”), and GHS Acquisition Corporation (“GHS”), entered into an Amended and Restated Security Agreement pursuant to which MedCap was granted a subordinate security interest in all of the assets and property of the Company, Baker, New Age, Nurses, PSR Ltd, PSR Recruiting, PSR Holdings, CRDE, AHHC, Care, HIP, HIP LLC, Travmed, Prime, Mint and GHS.  The Amended and Restated Security Agreement imposes various restrictions on the activities of the Company and its subsidiaries, and includes events of default (with grace periods, as applicable).  The Amended and Restated Security Agreement is filed with this report on Form 8-K as Exhibit 10.3.

Amendment to Bonus and Other Agreement

On December 31, 2003, we entered into a Bonus and Other Agreement with James D. Durham, our Chairman and Chief Executive Officer, pursuant to which we agreed, among other things, to pay to Mr. Durham cash bonuses in the amount of $540,000 on each of December 31, 2006 and January 4, 2007.  On November 17, 2005 we entered into an Amendment to Bonus and Other Agreement with Mr. Durham, pursuant to which the Bonus and Other Agreement was amended to provide that we will pay to Mr. Durham cash bonuses in the amount of $540,000 on each of December 31, 2008 and January 4, 2009.  Except as described in this paragraph, the terms of the Bonus and Other Agreement remain in full force and effect.  The Amendment to Bonus and Other Agreement is filed with this report on Form 8-K as Exhibit 10.4.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in further detail above under Item 1.01, Entry into a Material Definitive Agreement, on November 15, 2005 and November 18, 2005, the Company obtained the Loan from MedCap.  The disclosures made above regarding the Loan are incorporated herein to the extent applicable.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description
10.1

Secured Promissory Note, dated November 15, 2005, issued by Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., Travmed USA, Inc., Prime Staff, LP, Mint Medical Staffing Odessa, LP, and GHS Acquisition Corporation to MedCap Partners L.P.

10.2

Secured Promissory Note, dated November 18, 2005, issued by Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., Travmed USA, Inc., Prime Staff, LP, Mint Medical Staffing Odessa, LP, and GHS Acquisition Corporation to MedCap Partners L.P.

10.3

Amended and Restated Security Agreement, dated November 18, 2005, by and among Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., Travmed USA, Inc., Prime Staff, LP, Mint Medical Staffing Odessa, LP, GHS Acquisition Corporation and MedCap Partners L.P.

10.4	Amendment to Bonus and Other Agreement dated November 17, 2005 by and between Crdentia Corp. and James D. Durham.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRDENTIA CORP.

November 21, 2005	By:	/s/	James J. TerBeest
James J. TerBeest
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Secured Promissory Note, dated November 15, 2005, issued by Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., Travmed USA, Inc., Prime Staff, LP, Mint Medical Staffing Odessa, LP, and GHS Acquisition Corporation to MedCap Partners L.P.

10.2

Secured Promissory Note, dated November 18, 2005, issued by Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., Travmed USA, Inc., Prime Staff, LP, Mint Medical Staffing Odessa, LP, and GHS Acquisition Corporation to MedCap Partners L.P.

10.3

Amended and Restated Security Agreement, dated November 18, 2005, by and among Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., Travmed USA, Inc., Prime Staff, LP, Mint Medical Staffing Odessa, LP, GHS Acquisition Corporation and MedCap Partners L.P.

10.4	Amendment to Bonus and Other Agreement dated November 17, 2005 by and between Crdentia Corp. and James D. Durham.